Goodwill and impairment review of goodwill	12 Months Ended
Dec. 31, 2019
Intangible Assets [Abstract]
Goodwill and impairment review of goodwill
Goodwill and impairment review of goodwill

		$ million
	2019	2018
Cost
At 1 January	12,815	12,163
Exchange adjustments	79	(210)
Acquisitions and other additions[a]	26	1,046
Deletions	(55)	(184)
At 31 December	12,865	12,815
Impairment losses
At 1 January	611	612
Exchange adjustments	—	—
Impairment losses for the year	386	—
Deletions	—	(1)
At 31 December	997	611
Net book amount at 31 December	11,868	12,204
Net book amount at 1 January	12,204	11,551
[a] 2018 principally relates to the purchase of an additional 16.5% share in the Clair field in the North Sea. See Note 3 - Other significant transactions for further information.
Impairment review of goodwill

Goodwill at 31 December	2019	2018
Upstream	7,958	8,346
Downstream	3,904	3,802
Other businesses and corporate	6	56
	11,868	12,204

Goodwill acquired through business combinations has been allocated to groups of cash-generating units that are expected to benefit from the synergies of the acquisition. For Upstream, goodwill is allocated to all oil and gas assets in aggregate at the segment level. For Downstream, goodwill has been allocated to Lubricants and Other.
For information on significant estimates and judgements made in relation to impairments see Impairment of property, plant and equipment, intangible assets and goodwill in Note 1.
Upstream

	2019	2018
Goodwill	7,958	8,346
Excess of recoverable amount over carrying amount	93,250	53,391
The table above shows the carrying amount of goodwill for the segment and the excess of the recoverable amount, based on a pre-tax value-in-use calculation, over the carrying amount (headroom) at the date of the test. The increase in headroom principally arises from acquisitions (including the acquisition from BHP), new activity and discount rate changes, net of highly probable and completed divestments and price assumption changes.
Goodwill impairments of $386 million, related to goodwill allocated to expected divestments, were recognized during 2019 (2018 nil).
The value in use is based on the cash flows expected to be generated by the projected oil or natural gas production profiles up to the expected dates of cessation of production of each producing field, based on current estimates of reserves and resources, appropriately risked. Midstream and supply and trading activities and equity-accounted entities are generally not included in the impairment review of goodwill, because they are not part of the grouping of cash-generating units to which the goodwill relates and which is used to monitor the goodwill for internal management purposes. Where such activities form part of a wider Upstream cash-generating unit, they are reflected in the test. As the production profile and related cash flows can be estimated from BP’s past experience, management believes that the cash flows generated over the estimated life of field is the appropriate basis upon which to assess goodwill and individual assets for impairment. The estimated date of cessation of production depends on the interaction of a number of variables, such as the recoverable quantities of hydrocarbons, the production profile of the hydrocarbons, the cost of the development of the infrastructure necessary to recover the hydrocarbons, production costs, the contractual duration of the production concession and the selling price of the hydrocarbons produced. As each producing field has specific reservoir characteristics and economic circumstances, the cash flows of the fields are computed using appropriate individual economic models and key assumptions agreed by BP management. Capital expenditure, operating costs and expected hydrocarbon production profiles are derived from the business segment plan adjusted for assumptions reflecting the price environment at the time that the test was performed. Estimated production volumes and cash flows up to the date of cessation of production on a field-by-field basis are consistent with this. The production profiles used are consistent with the reserve and resource volumes approved as part of BP’s centrally controlled process for the estimation of proved and probable reserves and total resources.
14. Goodwill and impairment review of goodwill – continued
The most recent review for impairment was carried out in the fourth quarter. The key assumptions used in the value-in-use calculation are oil and natural gas prices, production volumes and the discount rate. Oil and gas price assumptions and discount rate assumptions used were as disclosed in Note 1. The value-in-use calculation has been prepared solely for the purposes of determining whether the goodwill balance was impaired. Estimated future cash flows were prepared on the basis of certain assumptions prevailing at the time of the test. The actual outcomes may differ from the assumptions made. For example, reserves and resources estimates and production forecasts are subject to revision as further technical information becomes available and economic conditions change. Due to economic developments, regulatory change and emissions reduction activity arising from climate concern and other factors, future commodity prices and other assumptions may differ from the forecasts used in the calculations.
Sensitivities to different variables have been estimated using certain simplifying assumptions. For example, lower oil and gas price sensitivities do not fully reflect the specific impacts for each contractual arrangement and will not capture all favourable impacts that may arise from cost deflation. A detailed calculation at any given price or production profile may, therefore, produce a different result.
It is estimated that no reasonable sustained fall in the oil or gas price assumption over the next 20 years would individually cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment.
Estimated production volumes are based on detailed data for each field and take into account development plans agreed by management as part of the long-term planning process. The average production for the purposes of goodwill impairment testing over the next 15 years is 829 mmboe per year (2018 829 mmboe per year). It is estimated that no reasonably possible change in production volumes would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment.
It is estimated that no reasonably possible change in the pre-tax discount rate would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment. The weighted average discount rate used in the test is 12%.
Downstream

						$ million
			2019			2018
	Lubricants	Other	Total	Lubricants	Other	Total
Goodwill	2,779	1,125	3,904	2,692	1,110	3,802

Cash flows for each cash-generating unit are derived from the business segment plans, which cover a period of up to five years. To determine the value in use for each of the cash-generating units, cash flows for a period of 10 years are discounted and aggregated with a terminal value.
Lubricants
As permitted by IAS 36, the detailed calculations of Lubricants’ recoverable amount performed in the most recent detailed calculation in 2018 was used as the basis for the tests in 2019 as the criteria of IAS 36 were considered satisfied: the headroom was substantial in 2018; there have been no significant changes in the assets and liabilities; and the likelihood that the recoverable amount would be less than the carrying amount is remote.
The key assumptions to which the calculation of value in use for the Lubricants unit is most sensitive are operating unit margins, sales volumes, and discount rate. Operating margin and sales volumes assumptions used in the detailed impairment review of goodwill calculation are consistent with the assumptions used in the Lubricants unit’s business plan and values assigned to these key assumptions reflect past experience. No reasonably possible change in any of these key assumptions would cause the unit’s carrying amount to exceed its recoverable amount. Cash flows beyond the plan period are extrapolated using a nominal 2.8% growth rate.